Exhibit 99.1

Press Release
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Director/PDMR Shareholding

April 4, 2017 – Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

Notification of transactions by person discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Flemming Ornskov
2.	Reason for the notification
a)	Position / status	Chief Executive Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Release of ADSs awarded under the Shire Executive Annual Incentive on March 31, 2014. In accordance with the relevant plan rules, upon release the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the ADSs from the award date to the date of release.

(Details of related disposals of ADSs are referenced in sections 5. – 10. and the appendix below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		N/A	2,735
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 31, 2017
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Automated disposal of ADSs in relation to the release of ADSs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the release of the ADSs.

(See appendix below for aggregate disposal details.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$174.93	2
		$175.10	5
		$175.28	10
		$175.28	100
		$175.27	100
		$175.13	100
		$175.23	100
		$175.18	100
d)	Aggregated information - Aggregated volume - Price	Weighted average price	Aggregate volume
		$175.22	517
e)	Date of the transaction	March 31, 2017
f)	Place of the transaction	ARCX
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Automated disposal of ADSs in relation to the release of ADSs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the release of the ADSs.

(See appendix below for aggregate disposal details.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$175.35	100
		$175.30	100
		$175.34	100
		$175.28	100
		$175.28	100
		$175.30	100
d)	Aggregated information - Aggregated volume - Price	Weighted average price	Aggregate volume
		$175.31	600
e)	Date of the transaction	March 31, 2017
f)	Place of the transaction	DBAX
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Automated disposal of ADSs in relation to the release of ADSs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the release of the ADSs.

(See appendix below for aggregate disposal details.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$175.31	100
		$175.31	100
		$175.29	100
d)	Aggregated information - Aggregated volume - Price	Weighted average price	Aggregate volume
		$175.30	300
e)	Date of the transaction	March 31, 2017
f)	Place of the transaction	IEXG

8.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Automated disposal of ADSs in relation to the release of ADSs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the release of the ADSs.

(See appendix below for aggregate disposal details.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$175.11	100
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 31, 2017
f)	Place of the transaction	BOSX
9.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Automated disposal of ADSs in relation to the release of ADSs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the release of the ADSs.

(See appendix below for aggregate disposal details.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$175.27	100
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 31, 2017
f)	Place of the transaction	CSDK

10.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Automated disposal of ADSs in relation to the release of ADSs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the release of the ADSs.

(See appendix below for aggregate disposal details.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$175.18	100
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	March 31, 2017
f)	Place of the transaction	EDGX

Appendix

Place of the transaction	Aggregate volume	Weighted average price
ARCX	517	$175.22
BOSX	100	$175.11
CSDK	100	$175.27
DBAX	600	$175.31
EDGX	100	$175.18
IEXG	300	$175.30
Total	1,717	$175.26

Oliver Strawbridge

Senior Assistant Company Secretary

For further information please contact:

Investor Relations
Ian Karp	ikarp@shire.com	+1 781 482 9018
Robert Coates	rcoates@shire.com	+44 1256 894874
Media
Lisa Adler	lisa.adler@shire.com	+1 617 588 8607
Debbi Ford	debbi.ford@shire.com	+1 617 949 9083

NOTES TO EDITORS

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

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